Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Overview

Overview

Memorial Resource Development Corp. (the “Company”) is a publicly traded Delaware corporation, the common shares of which are listed on the NASDAQ Global Market (“NASDAQ”) under the symbol “MRD.” Unless the context requires otherwise, references to “we,” “us,” “our,” “MRD,” or “the Company” are intended to mean the business and operations of Memorial Resource Development Corp. and its consolidated subsidiaries.

The Company was formed by Memorial Resource Development LLC (“MRD LLC”) in January 2014 to acquire, explore and develop natural gas and oil properties in North America. MRD LLC was a Delaware limited liability company formed on April 27, 2011 by Natural Gas Partners VIII, L.P. (“NGP VIII”), Natural Gas Partners IX, L.P. (“NGP IX”) and NGP IX Offshore Holdings, L.P. (“NGP IX Offshore”) (collectively, the “Funds”) to explore, develop and acquire natural gas and oil properties. The Funds are private equity funds managed by Natural Gas Partners (“NGP”). MRD LLC’s consolidated and combined financial statements represent our predecessor for accounting and financial reporting purposes prior to our initial public offering.

Initial Public Offering and Restructuring Transactions

2014 Initial Public Offering and Restructuring Transactions

On June 18, 2014, the Company completed its initial public offering of 21,500,000 common units at a price of $19.00 per share, which generated net proceeds to the Company of approximately $380.2 million after deducting underwriting discounts and commissions and other offering related fees and expenses. The following restructuring events and transactions occurred in connection with our initial public offering:

•

The Funds contributed all of their interests in MRD LLC to MRD Holdco LLC (“MRD Holdco”) and the members of our management who owned incentive units in MRD LLC exchanged those incentive units for substantially identical incentive units in MRD Holdco, after which MRD Holdco owned 100% of MRD LLC;

•

WildHorse Resources, LLC (“WildHorse Resources”) sold its subsidiary, WildHorse Resources Management Company, LLC (“WHR Management Company”), to an affiliate of the Funds for approximately $0.2 million in cash, and WHR Management Company entered into a services agreement with the Company and WildHorse Resources pursuant to which WHR Management Company agreed to provide certain management services to WildHorse Resources, which was terminated as of March 1, 2015;

•

Classic Hydrocarbons Holdings, L.P. (“Classic”) and Classic Hydrocarbons GP Co., L.L.C. (“Classic GP”) distributed to MRD LLC the ownership interests in Classic Pipeline & Gathering, LLC (“Classic Pipeline”), which owns certain midstream assets in Texas, and Black Diamond Minerals, LLC (“Black Diamond”) distributed to MRD LLC its ownership interests in Golden Energy Partners LLC (“Golden Energy”), which sold all of its assets in May 2014;

•

MRD LLC contributed to us substantially all of its assets, comprised of: (i) 100% of the ownership interests in Classic, Classic GP, Black Diamond, Beta Operating Company, LLC (“Beta Operating”), Memorial Resource Finance Corp., MRD Operating LLC (“MRD Operating”), Memorial Production Partners GP LLC (“MEMP GP”) (including MEMP GP’s ownership of 50% of Memorial Production Partners LP’s (“MEMP”) incentive distribution rights) and (ii) 99.9% of the membership interests in WildHorse Resources;

•	We issued 128,665,677 shares of our common stock to MRD LLC, which MRD LLC immediately distributed to MRD Holdco;
•

We assumed the obligations of MRD LLC under the indenture governing the $350 million in aggregate principal amount of 10.00% / 10.75% Senior PIK Toggle Notes due 2018 (the “PIK notes”) and reimbursed MRD LLC for the June 15, 2014 interest payment made on the PIK notes;

•

Certain former management members of WildHorse Resources, including Jay Graham, our Chief Executive Officer, contributed to us their outstanding incentive units in WildHorse Resources, as well as the remaining 0.1% of the membership interests in WildHorse Resources, and we issued 42,334,323 shares of our common stock and paid cash consideration of $30.0 million to Jay Graham and such other former management members of WildHorse Resources;

•	We entered into a registration rights agreement and a voting agreement with MRD Holdco, Jay Graham, our Chief Executive Officer, and certain other former management members of WildHorse Resources;
•

We entered into a new $2.0 billion revolving credit facility (see Note 8) and used approximately $614.5 million in borrowings under that facility to repay all amounts outstanding under WildHorse Resources’ credit agreements, to partially fund the cash consideration payable to the former management members of WildHorse Resources and to reimburse MRD LLC for the June 15, 2014 interest payment made on the PIK notes;

•

Notice of redemption was given to the PIK notes trustee (see Note 8) specifying a redemption date of July 16, 2014 and indicating that a portion of the net proceeds from our initial public offering, which temporarily reduced amounts outstanding under our new revolving credit facility, would be used to redeem the PIK notes at a redemption price of 102% of the principal amount of the PIK notes plus accrued and unpaid interest thereon to the date of redemption;

•	MRD Operating entered into a merger agreement with MRD LLC pursuant to which after the termination or earlier discharge of the PIK notes MRD LLC would merge into MRD Operating;
•

MRD LLC distributed to MRD Holdco the following: (i) BlueStone Natural Resources Holdings, LLC (“BlueStone”), which sold substantially all of its assets in July 2013 for $117.9 million, MRD Royalty LLC, which owned certain leasehold interests and overriding royalty interests in Texas and Montana, MRD Midstream LLC, which owned an indirect interest in certain midstream assets in North Louisiana, Golden Energy and Classic Pipeline; (ii) 5,360,912 subordinated units of MEMP; (iii) the right to the remaining cash to be released from the debt service reserve account in connection with the redemption or earlier discharge of the PIK notes plus the cash received from us in reimbursement of the interest paid on June 15, 2014 in respect of the PIK notes; and (iv) approximately $6.7 million of cash received by MRD LLC in connection with the sale of Golden Energy’s assets in May 2014;

•

We irrevocably deposited with the PIK notes trustee approximately $360.0 million on June 27, 2014, which was an amount sufficient to fund the redemption of the PIK notes on the redemption date and to satisfy and discharge our obligations under the PIK notes and the related indenture. The discharge became effective upon the irrevocable deposit of the funds with the PIK notes trustee; and

•	MRD LLC merged into MRD Operating.

Previous Owners

Previous Owners

References to “the previous owners” for accounting and financial reporting purposes refer collectively to:

•

Certain oil and natural gas properties and related assets primarily in the Permian Basin, East Texas and the Rockies that MEMP acquired through equity transactions in October 2013 from certain affiliates of NGP. In October 2013, MEMP acquired Boaz Energy, LLC (“Boaz”), Crown Energy Partners, LLC (“Crown”), the Crown net profits interest and overriding royalty interest (“Crown NPI/ORRI”), Propel Energy SPV LLC (“Propel SPV”), together with its wholly-owned subsidiary Propel Energy Services, LLC (“Propel Energy Services”), and Stanolind Oil and Gas SPV LLC (“Stanolind SPV”) from Boaz Energy Partners, LLC (“Boaz Energy Partners”), Crown Energy Partners Holdings, LLC (“Crown Holdings”), Propel Energy, LLC (“Propel Energy”) and Stanolind Oil and Gas LP (“Stanolind”), all of which are primarily owned by two of the Funds.

•

A net profits interest that WildHorse Resources purchased from NGP Income Co-Investment Fund II, L.P. (“NGPCIF”) in February 2014 (“NGPCIF NPI”). NGPCIF is controlled by NGP. Upon the completion of the 2010 Petrohawk and Clayton Williams acquisitions, WildHorse Resources sold a net profits interest in these properties to NGPCIF. Since WildHorse Resources sold the net profits interest, the historical results are accounted for as a working interest for all periods.

Our audited financial statements reported herein include the financial position and results attributable to: (i) those certain oil and natural gas properties and related assets that MEMP acquired through equity transactions in October 2013 from Boaz Energy Partners, Crown Holdings, Propel Energy and Stanolind, all of which are components of discontinued operations and (ii) NGPCIF NPI.

Basis of Presentation

Basis of Presentation

The financial statements reported herein include the financial position and results attributable to both our predecessor and the previous owners on a combined basis for periods prior to our initial public offering. For periods after the completion of our public offering, our consolidated financial statements include our accounts and those of our subsidiaries in which we have a controlling interest. Due to our control of MEMP through our ownership of MEMP GP, we were required to consolidate MEMP for accounting and financial reporting purposes. MEMP was owned 99.9% by its limited partners and 0.1% by MEMP GP.

On June 1, 2016, we completed the sale of MEMP GP, the general partner of MEMP, Beta Operating Company, LLC and MEMP Services LLC (collectively, the “Disposition Entities”) to MEMP for total proceeds of $0.75 million. Our financial statements have been retrospectively revised to reflect the Disposition Entities and its subsidiaries as discontinued operations for all periods presented.

Certain amounts in the prior year financial statements have been reclassified to conform to current presentation. Gathering, processing, and transportation costs were previously accounted for as revenue deductions and are now being presented as costs and expenses on our statements of operations on a separate line item.

We have elected to early adopt new accounting pronouncements related to the presentation of deferred taxes and debt issuance costs. The retrospective adjustments to the December 31, 2014 balance sheet are shown below.

	December 31, 2014 Before Adjustment	Adjustment Effect	December 31, 2014 As Adjusted
		(In thousands)
Prepaid expenses and other current assets	12,999	(1,655)	11,344
Other long-term assets	14,126	(10,540)	3,586
Accrued liabilities	101,758	(50,522)	51,236
Long-term debt	783,000	(12,455)	770,545
Deferred tax liabilities	64,077	50,522	114,599

All material intercompany transactions and balances have been eliminated in preparation of our consolidated and combined financial statements. The accompanying consolidated and combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Prior to the sale of the Disposition Entities and its subsidiaries we had two reportable segments, one of which was MEMP and its subsidiaries. Effective June 1, 2016, we now have one reportable business segment, which is engaged in the acquisition, exploration, development and production of oil and natural gas properties. Accordingly, we have retrospectively revised our segment disclosures for all periods presented.

Use of Estimates

Use of Estimates

The preparation of consolidated and combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include, but are not limited to, oil and natural gas reserves; depreciation, depletion, and amortization of proved oil and natural gas properties; future cash flows from oil and natural gas properties; impairment of long-lived assets; fair value of derivatives; fair value of equity and incentive unit compensation; fair values of assets acquired and liabilities assumed in business combinations and asset retirement obligations.

Principles of Consolidation and Combination

Principles of Consolidation and Combination

Our consolidated financial statements include our accounts and those of our subsidiaries in which we have a controlling interest, after the elimination of all intercompany accounts and transactions. Likewise, the combined financial statements include the accounts of our predecessor and the previous owners as discussed above. All material intercompany balances and transactions have been eliminated. Certain prior period balances have been reclassified to better align with financial statement presentation in the current fiscal year.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents represent unrestricted cash on hand and all highly liquid investments with original contractual maturities of three months or less.
Book Overdrafts

Book Overdrafts

Book overdrafts, representing outstanding checks in excess of funds on deposit, are classified as accounts payable and the change in the related balance is reflected in operating activities in the statement of cash flows.

Concentrations of Credit Risk

Concentrations of Credit Risk

Cash balances, accounts receivable, restricted investments and derivative and other financial instruments are financial instruments potentially subject to credit risk. Cash and cash equivalents are maintained in bank deposit accounts which, at times, may exceed the federally insured limits. Management periodically reviews and assesses the financial condition of the banks to mitigate the risk of loss. Derivative financial instruments are generally executed with major financial institutions that expose us to market and credit risks and which may, at times, be concentrated with certain counterparties. The credit worthiness of the counterparties is subject to continual review. We rely upon netting arrangements with counterparties to reduce credit exposure. Neither we nor our predecessor and the previous owners have experienced any losses from such instruments.

Oil and natural gas are sold to a variety of purchasers, including intrastate and interstate pipelines or their marketing affiliates and independent marketing companies. Accounts receivable from joint operations are from a number of oil and natural gas companies, partnerships, individuals, and others who own interests in the properties operated by us, our predecessor, and the previous owners. Generally, operators of crude oil and natural gas properties have the right to offset future revenues against unpaid charges related to operated wells, minimizing the credit risk associated with these receivables. Additionally, management believes that any credit risk imposed by a concentration in the oil and natural gas industry is mitigated by the creditworthiness of its customer base. An allowance for doubtful accounts is recorded after all reasonable efforts have been exhausted to collect or settle the amount owed. Any amounts outstanding longer than the contractual terms are considered past due. We did not have any material write-offs related to uncollectible accounts during the years ended December 31, 2015, 2014 and 2013. Management determined that an allowance for uncollectible accounts was unnecessary at both December 31, 2015 and 2014, respectively.

If we were to lose any one of our customers, the loss could temporarily delay the production and the sale of oil and natural gas in the related producing region. If we were to lose any single customer, we believe that a substitute customer to purchase the impacted production volumes could be identified.

Oil and Natural Gas Properties

Oil and Natural Gas Properties

Oil and natural gas exploration, development and production activities are accounted for in accordance with the successful efforts method of accounting. Under this method, costs of acquiring properties, costs of drilling successful exploration wells, and development costs are capitalized. The costs of exploratory wells are initially capitalized pending a determination of whether proved reserves have been found. At the completion of drilling activities, the costs of exploratory wells remain capitalized if determination is made that proved reserves have been found. If no proved reserves have been found, the costs of each of the related exploratory wells are charged to expense. In some cases, a determination of proved reserves cannot be made at the completion of drilling, requiring additional testing and evaluation of the wells. The costs of such exploratory wells are expensed if a determination of proved reserves has not been made within a twelve-month period after drilling is complete. Exploration costs such as geological, geophysical, and seismic costs are expensed as incurred.

As exploration and development work progresses and the reserves on these properties are proven, capitalized costs attributed to the properties are subject to depreciation and depletion. Depletion of capitalized costs is provided using the units-of-production method based on proved oil and gas reserves related to the associated field. Capitalized drilling and development costs of producing oil and natural gas properties are depleted over proved developed reserves and leasehold costs are depleted over total proved reserves.

On the sale or retirement of a complete or partial unit of a proved property or pipeline and related facilities, the cost and related accumulated depreciation, depletion, and amortization are removed from the property accounts, and any gain or loss is recognized.

There were no material capitalized exploratory drilling costs pending evaluation at December 31, 2015, 2014, and 2013.

Oil and natural gas properties consisted of the following at the dates indicated:

	December 31,
	2015	2014
	(In thousands)
Proved oil and natural gas properties	$1,740,530	$1,269,605
Support equipment and facilities	4,719	—
Unproved oil and natural gas properties	414,759	47,497
Total oil and natural gas properties	$2,160,008	$1,317,102

At December 31, 2015 and 2014, we had $174.0 million and $100.5 million, respectively, capitalized in proved oil and natural gas properties related to wells in various stages of drilling and completion, which have been excluded from the depletion base.

Oil and Gas Reserves

Oil and Gas Reserves

The estimates of proved oil and natural gas reserves utilized in the preparation of the consolidated and combined financial statements are estimated in accordance with the rules established by the SEC and the Financial Accounting Standards Board (“FASB”). These rules require that reserve estimates be prepared under existing economic and operating conditions using a trailing 12-month average price with no provision for price and cost escalations in future years except by contractual arrangements. Netherland, Sewell & Associates, Inc. (“NSAI”), our independent reserve engineers, was engaged to audit our internally prepared reserves estimates at December 31, 2015.

Reserve estimates are inherently imprecise. Accordingly, the estimates are expected to change as more current information becomes available. It is possible that, because of changes in market conditions or the inherent imprecision of reserve estimates, the estimates of future cash inflows, future gross revenues, the amount of oil and natural gas reserves, the remaining estimated lives of oil and natural gas properties, or any combination of the above may be increased or decreased. Increases in recoverable economic volumes generally reduce per unit depletion rates while decreases in recoverable economic volumes generally increase per unit depletion rates.

Other Property & Equipment

Other Property & Equipment

Other property and equipment is stated at historical cost and is comprised primarily of vehicles, furniture, fixtures, office build-out cost and computer hardware and software. Depreciation of other property and equipment is calculated using the straight-line method generally based on estimated useful lives of three to seven years.

Asset Retirement Obligations

Asset Retirement Obligations

An asset retirement obligation associated with retiring long-lived assets is recognized as a liability on a discounted basis in the period in which the legal obligation is incurred and becomes determinable, with an equal amount capitalized as an addition to oil and natural gas properties, which is allocated to expense over the useful life of the asset. Generally, oil and gas producing companies incur such a liability upon acquiring or drilling a well. Accretion expense is recognized over time as the discounted liabilities are accreted to their expected settlement value. Upon settlement of the liability, a gain or loss is recognized in net income (loss) to the extent the actual costs differ from the recorded liability. See Note 7 for further discussion of asset retirement obligations.

Impairments

Impairments

Proved oil and natural gas properties are reviewed for impairment when events and circumstances indicate the carrying value of such properties may not be recoverable. This may be due to a downward revision of the reserve estimates, less than expected production, drilling results, higher operating and development costs, or lower commodity prices. The estimated undiscounted future cash flows expected in connection with the property are compared to the carrying value of the property to determine if the carrying amount is recoverable. If the carrying value of the property exceeds its estimated undiscounted future cash flows, the carrying amount of the property is reduced to its estimated fair value using Level 3 inputs. The factors used to determine fair value include, but are not limited to, estimates of proved reserves, future commodity prices, the timing of future production and capital expenditures and a discount rate commensurate with the risk reflective of the lives remaining for the respective oil and gas properties. Impairment expense for the years ended December 31, 2014 and 2013 was approximately $24.6 million and $2.5 million, respectively. We did not record any impairment expense for the year ended December 31, 2015. See Note 5 for further discussion on impairments.

Unproved oil and natural gas properties are reviewed for impairment based on time or geologic factors. Information such as drilling results, reservoir performance, seismic interpretation or future plans to develop acreage is also considered. When unproved property investments are deemed to be impaired, the expense is reported in exploration expenses. We did not record any impairments related to unproved properties for the years ended December 31, 2015, 2014 and 2013.

Debt Issuance Costs

Debt Issuance Costs

These costs are recorded on the balance sheet and amortized over the term of the associated debt using the straight-line method which generally approximates the effective yield method. Amortization expense, including write-off of debt issuance costs, for the years ended December 31, 2015, 2014, and 2013 was approximately $2.8 million, $3.2 million and $2.3 million, respectively.

Revenue Recognition

Revenue Recognition

Revenue from the sale of oil and natural gas is recognized when title passes, net of royalties due to third parties. Oil and natural gas revenues are recorded using the sales method. Under this method, revenues are recognized based on actual volumes of oil and natural gas sold to purchasers, regardless of whether the sales are proportionate to our ownership in the property. An asset or a liability is recognized to the extent there is an imbalance in excess of the proportionate share of the remaining recoverable reserves on the underlying properties. No significant imbalances existed at December 31, 2015 or 2014.

The following individual customers each accounted for 10% or more of total reported revenues for the period indicated:

	Years Ending December 31,
	2015	2014	2013
Energy Transfer Equity, L.P. and subsidiaries	56%	85%	86%
Plains Marketing, L.P.	11%	n/a	n/a

Derivative and Other Financial Instruments

Derivative and Other Financial Instruments

Commodity derivative financial instruments (e.g., swaps, collars, and put options) are used to reduce the impact of natural gas, NGL and oil price fluctuations. Interest rate swaps are used to manage exposure to interest rate volatility, primarily as a result of variable rate borrowings under the credit facilities. Every derivative instrument is recorded on the balance sheet as either an asset or liability measured at its fair value. Changes in the derivative’s fair value are recognized in earnings as we have not elected hedge accounting for any of our derivative positions.

Embedded derivatives that are required to be bifurcated and accounted for separately are treated in the same manner as freestanding derivatives. Embedded derivatives are recorded at fair value, with the difference between the basis of the hybrid financial instrument and the fair value of the embedded derivative recorded as the carrying value of the host contract. See Note 6 for further information on certain commodity contracts that required bifurcation.

Capitalized Interest

Capitalized Interest

We capitalize interest costs to oil and gas properties on expenditures made in connection with certain projects such as drilling and completion of new oil and natural gas wells and major facility installations. Interest is capitalized only for the period that such activities are in progress. Interest is capitalized using a weighted average interest rate based on our outstanding borrowings. These capitalized costs are included within intangible drilling costs and amortized using the units of production method. For the year ended December 31, 2015 and 2014, we capitalized $5.4 million and $4.5 million of interest, respectively.

Income Tax

Income Tax

The Company uses the asset and liability method of accounting for income taxes, under which deferred tax assets and liabilities are recognized for the future tax consequences of (1) temporary differences between the tax basis in assets and liabilities and their reported amounts in the financial statements and (2) operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are based on enacted tax rates applicable to the future period when those temporary differences are expected to be recovered or settled.  Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of deferred tax assets will not be realized. The Company recognizes interest and penalties accrued to unrecognized tax benefits in other income (expense) in its consolidated statement of operations.

A tax benefit from an uncertain tax position is recognized when it is more likely than not that the position will be sustained upon examination, based on the technical merits of the position. The tax benefit recorded is equal to the largest amount that is greater than 50% likely to be realized through effective settlement with a taxing authority.

Earnings Per Share

Earnings Per Share

Basic earnings per share (“EPS”) is computed using the two-class method based on net income (loss) available to common stockholders and the average number of shares of common stock outstanding for the period. Diluted EPS includes the impact of the Company’s restricted shares of common stock as they are participating securities.  The Company determines the more dilutive of either the two-class method or the treasury stock method for diluted EPS. See Note 10 for additional information.

Incentive Based Compensation Arrangements

Incentive Based Compensation Arrangements

The fair value of equity-classified awards (e.g., restricted stock awards) is amortized to earnings over the requisite service or vesting period. Compensation expense for liability-classified awards (e.g., phantom unit awards) is recognized over the requisite service or vesting period of an award based on the fair value of the award re-measured at each reporting period. Generally, no compensation expense is recognized for equity instruments that do not vest.

Prior to the restructuring transactions, the governing documents of MRD LLC and certain of its subsidiaries provided for the issuance of incentive units. The incentive units were subject to performance conditions that affected their vesting. Compensation cost was recognized only if the performance condition was probable of being satisfied at each reporting date.

In connection with the restructuring transactions, the MRD LLC incentive units were exchanged for substantially identical units in MRD Holdco, and such incentive units entitle holders thereof to portions of future distributions by MRD Holdco. While any such distributions made by MRD Holdco will not involve any cash payment by us, we will be required to recognize non-cash compensation expense, which may be material, in future periods. The compensation expense recognized by us related to the incentive units will be offset by a deemed capital contribution from MRD Holdco as they are remeasured at the end of each reporting period.

See Notes 11 and 12 for further information.

Accrued Liabilities

Accrued Liabilities

Current accrued liabilities consisted of the following at the dates indicated (in thousands):

	December 31,	December 31,
	2015	2014
Accrued capital expenditures	$40,197	$44,308
Accrued interest payable	17,657	124
Other accrued liabilities	11,022	6,804
	$68,876	$51,236

Supplemental Cash Flow Information

Supplemental Cash Flow Information

Supplemental cash flow for continuing operations for the periods presented (in thousands):

	For the Year Ended December 31,
	2015	2014	2013
Supplemental cash flows:
Cash paid for interest, net of capitalized interest	$18,815	$67,023	$18,541
Cash paid for taxes	8,160	687	—
Noncash investing and financing activities:
Increase (decrease) in capital expenditures in payables and accrued liabilities	(4,111)	18,012	22,238
(Increase) decrease in accounts receivable related to acquisitions and divestitures	852	(852)	—
Assumptions of asset retirement obligations related to properties acquired or drilled	1,348	786	2,111
Repurchase of equity under repurchase program	—	2,053	—

New Accounting Pronouncements

New Accounting Pronouncements

Balance Sheet Classification of Deferred Taxes.  In November 2015, the Financial Accounting Standards Board (“FASB”) issued an accounting standards update that requires entities with a classified balance sheet to present all deferred tax assets and liabilities as noncurrent. The current requirement that deferred tax assets and liabilities of a tax-paying component of an entity be offset and presented as a single amount is not affected by the amendment. The amendments are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted for all entities as of the beginning of an interim or annual reporting period. The amendments may be applied either prospectively to all deferred tax assets and liabilities or retrospectively to all periods presented. We have adopted this guidance as of December 31, 2015 and applied the disclosure requirements retrospectively to the consolidated financial statements and footnote disclosure.

Simplifying the Accounting for Measurement-Period Adjustments. In September 2015, the FASB issued an accounting standards update that eliminates the requirement that an acquirer in a business combination account for measurement-period adjustments retrospectively. Instead, an acquirer will recognize a measurement-period adjustment during the period in which it determines the amount of the adjustment.  Disclosure of the effect on earnings of any amounts an acquirer would have recorded in previous periods if the accounting had been completed at the acquisition date is required.  The disclosure is required for each affected income statement line item, and may be presented separately on the face of the income statement or in the notes to the financial statements.  The new guidance should be applied prospectively to adjustments to provisional amounts that occur after the effective date and is effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is permitted for any interim and annual financial statements that have not yet been issued. The Company does not expect the impact of adopting this guidance to be material to the Company’s financial statements and related disclosures.

Revenue from Contracts with Customers. In May 2014, the FASB issued a comprehensive new revenue recognition standard for contracts with customers that will supersede most current revenue recognition guidance, including industry-specific guidance. The core principle of this standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve this core principle, the standard provides a five-step analysis of transactions to determine when and how revenue is recognized. In August 2015, the FASB issued an accounting standards update that formally delayed the effective date of its new revenue recognition standard. The new standard is now effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. Early adoption is now permitted for fiscal years, and interim periods within those years, beginning after December 15, 2016. The standard permits the use of either the retrospective or cumulative effect transition method. This guidance will be applicable to the Company beginning on January 1, 2018. The Company has not yet selected a transition method and is currently evaluating the standard and the impact on its consolidated financial statements and footnote disclosures.

Presentation of Debt Issuance Cost. In April 2015, the FASB issued an accounting standards update that requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying value of that debt liability, consistent with debt discounts. The guidance is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2015. Early adoption is permitted for financial statements that have not been previously issued. The Company has chosen to adopt this standard and have applied this guidance in its consolidated financial statements and footnote disclosures.

In August 2015, the FASB issued an accounting standards update that incorporates SEC guidance clarifying that debt issuance costs related to line-of-credit arrangements can be deferred and presented as an asset that is subsequently amortized over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The Company has elected this presentation in its consolidated financial statements and footnote disclosures as of December 31, 2015.

Amendments to Consolidation Analysis. In February 2015, the FASB issued an accounting standards update to improve consolidation guidance for certain types of legal entities. The guidance modifies the evaluation of whether limited partnerships and similar legal entities are variable interest entities (“VIEs”) or voting interest entities, eliminates the presumption that a general partner should consolidate a limited partnership, affects the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships, and provides a scope exception from consolidation guidance for certain money market funds. These provisions are effective for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods, with early adoption permitted. These provisions may also be adopted using either a full retrospective or a modified retrospective approach. Although the Company continues to assess the impact that adopting this new accounting guidance will have on its consolidated financial statements and footnote disclosures, we expect that MEMP will become a VIE. We believe we will continue to consolidate MEMP and become subject to the VIE primary beneficiary disclosure requirements.

Other accounting standards that have been issued by the FASB or other standards-setting bodies are not expected to have a material impact on the Company’s financial position, results of operations and cash flows.